SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Dated August 29, 2007

of

ZALE CORPORATION

A Delaware Corporation

IRS Employer Identification No. 75-0675400

SEC File Number 001-04129

901 West Walnut Hill Lane

Irving, Texas  75038

(972) 580-4000

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(b)  On August 29, 2007, the Board of Directors of Zale Corporation approved and revised the company’s bylaws.  In general, the revisions reflect recent amendments to the Delaware General Corporation Law that permit electronic notice and meetings, clarify that directors can receive equity awards, update the descriptions of the Board’s committees, and reflect the NYSE’s new requirement that companies be in a position to allow their securities to trade on an uncertificated basis.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

3.1      Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION
(Registrant)

Date: September 5, 2007	By:	/s/ Rodney Carter
Rodney Carter
Group Senior Vice President,
Chief Financial Officer
(Principal Financial Officer
of the Registrant)